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                                                                      EXHIBIT 32

                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
                           FORM 10-QSB MARCH 31, 2004



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Winthrop California Investors Limited Partnership, on Form 10-QSB for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  May 12, 2004                      /s/ Michael L. Ashner
                                         ------------------------------------
                                         Michael L. Ashner
                                         Chief Executive Officer and Director




Date:  May 12, 2004                      /s/ Thomas C. Staples
                                         ------------------------------------
                                         Thomas C. Staples
                                         Chief Financial Officer














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